Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A (Amendment No. 2) of Left Behind Games, Inc. for the fiscal year ended March 31, 2009, I, Troy A. Lyndon, the Chief Executive Officer and Chairman (Principal Executive Officer and Financial/Accounting Officer) of the registrant hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-K/A (Amendment No. 2) for the fiscal year ending March 31, 2009 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K/A (Amendment No. 2) for the fiscal year ended March 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: March 18, 2010

/s/ Troy A. Lyndon

Troy A. Lyndon

Chief Executive Officer and Chairman

(Principal Executive Officer)

(Principal Financial/Accounting Officer)